UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	January 26, 2010

Tompkins Financial Corporation

(Exact Name of Registrant as specified in Charter)

New York	1-12709	16-1482357

(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

The Commons, PO Box 460, Ithaca, New York	14851

(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code	(607) 273-3210

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17CFR 240.13e-4(c))

Section 5 – Corporate Governance and Management

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) Compensation of Certain Officers:

          On January 21, 2010, the Executive/Compensation/Personnel Committee (the “Compensation Committee”) of Tompkins Financial Corporation (the “Company”) completed its annual consideration of cash awards for the Company’s executive officers. The Compensation Committee approved and recommended to the Board of Directors cash awards for certain officers’ performance during fiscal 2009. Attached as Exhibit 10.1 to this Current Report on Form 8-K, and incorporated by reference herein, is a description of the compensation arrangements which were approved by the Independent Directors at the January 26, 2010 meeting of the Company’s Board of Directors for the Company’s Named Executive Officers (which officers were determined by reference to the Company’s Proxy Statement on Schedule 14-A, filed April 9, 2009).

Section 9 — Financial Statements and Exhibits

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description of Exhibit

10.1	Summary of Compensation Arrangements for Named Executive Officers of Tompkins Financial Corporation

SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TOMPKINS FINANCIAL CORPORATION

Date: January 29, 2010	By:	/s/ STEPHEN S. ROMAINE

Stephen S. Romaine
President and CEO